Exhibit 10.23

PURSUANT TO THE TERMS OF SECTION 1 OF THIS WARRANT, ALL OR A PORTION OF THIS WARRANT MAY HAVE BEEN EXERCISED, AND THEREFORE THE ACTUAL NUMBER OF WARRANT SHARES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “securities ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE securities ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE securities ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW.

great elm Group, Inc.

Warrant To Purchase Common Stock

Warrant Tranche: Series B

Number of Shares of Common Stock: 1,000,000

Date of Issuance: August 27, 2025 (“Original Issuance Date”)

Great Elm Group, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Woodstead Value Fund, L.P., a Texas limited partnership, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock, or a portion hereof (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, this “Warrant”), at any time or times on or after the three (3) year anniversary of the Original Issuance Date (the “Exercisability Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), ONE MILLION (1,000,000) fully paid nonassessable shares of Common Stock (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 14. This Warrant is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated as of the Original Issuance Date by and among the Company and Holder (the “SPA”).

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Exercisability Date and prior to the Expiration Date, in whole or in part (but not as to fractional shares), by delivery to the Company of (i) a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Aggregate Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised as set forth in the Exercise Notice. No ink original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice form be required. The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder; provided, however, that in the event that this Warrant is exercised in full or for the remaining unexercised portion hereof, the Holder shall deliver this Warrant to the Company for cancellation within a reasonable time after such exercise, but in any event within five (5) Trading Days of the issuance of the Warrant Shares pursuant to such exercise. On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice and the Aggregate Exercise Price (as defined in Section 1(b) hereof) (the date upon which the Company has received the Exercise Notice and such Aggregate Exercise Price, the “Exercise Date”), the Company shall transmit by facsimile or e-mail transmission an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company’s transfer agent for the Common Stock (the “Transfer Agent”). The Company shall deliver any objection to the Exercise Notice on or before the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice. On or before the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice and the Aggregate Exercise Price prior to such Trading Day, the Company shall, (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (the “FAST Program”) and so long as the certificates therefor are not required to bear a legend regarding restriction on transferability, upon the request of the Holder, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the FAST Program or if the certificates (or book entry shares) are required to bear a legend regarding restriction on transferability, issue and dispatch by overnight courier to the address specified in the Exercise Notice, a certificate, or at the request of the Holder in book entry form, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise, and in the case of book entry shares, deliver evidence of such issuance to the Holder. Upon delivery of the Exercise Notice and payment of the Aggregate Exercise Price, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates (or evidence of book entry shares) evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1 and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after any such submission and at its own expense, issue a new Warrant (in accordance with Section 7(d) of this Warrant) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant has been and/or is exercised. The Company shall pay any and all taxes and other expenses of the Company (including overnight delivery charges) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any Transfer (as defined below) involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or Transferring this Warrant or receiving Warrant Shares upon exercise hereof. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares as required by this Section 1(a), then the Holder will have the right to rescind such exercise.

The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Aggregate Exercise Price as provided above shall constitute the Holder’s certification to the Company that, its representations contained in Sections 2(a) to 2(i), 2(k), 2(n) and 2(o) of the SPA are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the SPA, such transferee Holder’s certification to the Company that the representations contained in Sections 2(a) to 2(i), 2(k), 2(n) and 2(o) of the SPA, as applied to such transferee Holder, are true and correct as to such transferee Holder as of the Exercise Date). The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.

(b) Payment of Exercise Price. Within two (2) Trading Days of the delivery of an Exercise Notice, the Holder shall pay to the Company an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds.

(c) Exercise Price. For purposes of this Warrant, “Exercise Price” means $5.00 with respect to the Warrant Shares.

(d) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.

(e) Legend. All Warrant Shares issued upon exercise of this Warrant (unless such shares are registered under the Securities Act or the Company determines that a legend is otherwise not required) shall be stamped or imprinted with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW.”

Upon the reasonable request of the Holder at any time and from time to time, and subject to delivery of customary representation, broker letters and an opinion reasonably satisfactory to the Company rendered by counsel reasonably acceptable to the Company, the Company shall promptly remove such legend from any certificate (or book entry shares) representing the Warrant Shares (or issue one or more new certificates or book entry records representing such Warrant Shares, which certificate(s) or book entry record(s) shall not contain a legend), if (i) such Warrant Shares are sold or transferred pursuant to a registration statement or Rule 144 (assuming the transferor is not an Affiliate of the Company), or (ii) such Warrant Shares are eligible for sale under Rule 144 without regard to the volume, notice, manner of sale or current public information requirements of Rule 144. Should the Company require an opinion of counsel in connection with the removal of such legend, the Company shall bear the reasonable costs and expenses incurred by the Holder in connection with obtaining such opinion.

(f) Limitation on Exercise. No amount of less than 100,000 Warrant Shares will be issued in connection with any exercise of this Warrant; provided, however, that if less than 100,000 Warrant Shares are issuable upon exercise of the remaining unexercised portion of this Warrant, the Holder may exercise such remaining unexercised portion of this Warrant pursuant to one Exercise Notice.

2. [RESERVED].

3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Subdivisions, Combinations, and Other Issuances. If the Company shall, at any time while this Warrant is outstanding and prior to the expiration of this Warrant, subdivide its outstanding Common Stock by split-up or otherwise, combine its outstanding Common Stock, or issue additional Common Stock as a dividend or distribution with respect to any outstanding Common Stock, the number of Warrant Shares issuable upon the exercise of this Warrant shall be proportionately increased, in the case of a subdivision or dividend or distribution, or proportionately decreased in the case of a combination. The Exercise Price in effect prior to such combination, distribution, or subdivision shall forthwith be proportionately decreased in the case of a subdivision or dividend or distribution, or proportionately increased in the case of a combination, but the Aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 3(a) shall become effective, as applicable, at the close of business on the date the subdivision or combination becomes effective, or as of the record date for the determination of shareholders entitled to receive such dividend or distribution or if no record date is fixed, upon the making of such dividend or distribution.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, except pursuant to the Stockholders’ Rights Agreement, dated as of December 29, 2020, by and between the Corporation and Computershare Trust Company, N.A., if at any time the Company grants, issues or sells any Common Stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of shares of Common Stock (the “Purchase Rights”) pursuant to an offer of such Purchase Rights made to all record holders of shares of Common Stock, then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(c) Adjustments. The adjustments required by Section 3 herein shall be made whenever and as often as any specified event requiring an adjustment shall occur.

(d) Notice of Adjustment. Whenever an adjustment pursuant to any provision of this Section 3 has occurred, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

4. FUNDAMENTAL TRANSACTIONS.

(a) Fundamental Transactions. At any time while this Warrant is outstanding and prior to the expiration of this Warrant, in case of a Fundamental Transaction, the Holder shall have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of common stock or other securities or property (including cash) receivable upon the occurrence of such Fundamental Transaction that the Holder would have received if the Holder had exercised his, her or its Warrant(s) immediately prior to such event.

Notwithstanding the foregoing, in the event that the Company enters into or becomes party to a Fundamental Transaction in accordance with this Section 4(a), in which the consideration to be received by all of the Company’s stockholders consists solely of cash, solely of Marketable Securities, or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), which for the avoidance of doubt shall not include a Fundamental Transaction in which the consideration to be received by any of the Company’s stockholders consists of consideration other than cash or Marketable Securities, including an equity rollover, the Holder may elect, by giving notice to the Company within fifteen (15) calendar days after receiving notice of such Cash/Public Acquisition pursuant to this Section 4, to exchange this Warrant for the kind and amount of cash or Marketable Securities payable at the closing of such Cash/Public Acquisition which the Holder would have received with respect to the Warrant Shares issuable upon the exercise of this Warrant if the Holder had exercised this Warrant on a cashless basis immediately prior to the occurrence of such Cash/Public Acquisition.

In the event that the Company enters into or becomes party to a Fundamental Transaction, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear on the books of the Company, at least fifteen (15) calendar days prior to the applicable record or effective date of such Fundamental Transaction, a notice stating the date on which such Fundamental Transaction is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon consummation of such Fundamental Transaction; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the Fundamental Transaction required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(b) Applicability to Successive Transactions. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the exercise of this Warrant.

5. COMPANY COVENANTS.

(a) Reservation of Shares. The Company shall, at all times while this Warrant is outstanding and prior to the expiration of this Warrant, reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Shares upon the full exercise of this Warrant. The Company represents that upon issuance, such Warrant Shares will be duly and validly issued, fully paid and non-assessable. No further approval or authority of the stockholders of the Board is required for the issuance of the Warrant Shares.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. This Warrant shall not be sold, transferred, assigned, pledged, hypothecated or otherwise transferred (“Transfer”, “Transferred” or “Transferring”) and the Warrant Shares shall not be Transferred except with the Company’s prior written consent, unless the Warrant or the Warrant Shares have been registered pursuant to the Securities Act, provided however that the Holder may assign its rights under this Warrant to any of its respective Affiliates, so long as such transfer complies with the Securities Act and applicable state securities laws and such Holder provides prior written notice to the Company of any such assignment, and such Holder shall remain responsible for the performance of the obligations of such Affiliate hereunder. If this Warrant is to be Transferred, the Holder shall surrender this Warrant to the Company and deliver the completed and executed Assignment Form, in the form attached hereto as Exhibit B, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being Transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being Transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being Transferred. The Holder agrees that in connection with any Transfer of the Warrant or the Warrant Shares it will deliver customary representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in reasonable and customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(a) or Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, do not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Original Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. The Company shall provide Holder with prompt written notice of all actions taken pursuant to this Warrant. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in writing, will be mailed (a) if within the domestic United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or e-mail or (b) if delivered from outside the United States, by International Federal Express, facsimile or e-mail, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three (3) Business Days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after so mailed, (iii) if delivered by International Federal Express, two (2) Business

Days after so mailed and (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt, and will be delivered and addressed as follows:

(i) if to the Company, to:

Great Elm Group, Inc.

800 Boylston St, Suite 900

Boston, MA 02199

Attn: Adam M. Kleinman

E-Mail: [*********@............com]

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Ave

New York, New York 10017

Attn: Hillary Coleman

E-Mail: [***************@*********.com]

(ii) if to the Holder, at the address of the Holder appearing on the books of the Company.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. Any such amendment shall apply to all Warrants and be binding upon all registered holders of such Warrants.

10. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant in any New York State or federal court of the United States of America sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS Warrant OR ANY TRANSACTION CONTEMPLATED HEREBY.

11. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12. [RESERVED].

13. [RESERVED].

14. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediates, controls, is controlled by or is under common control with such Person.

(b) “Bloomberg” means Bloomberg Financial Markets.

(c) “Board” means the board of directors of the Company.

(d) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(e) “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(f) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(g) “Expiration Date” means the tenth (10th) anniversary of the Exercisability Date or, if such date falls on a Holiday, the next date that is not a Holiday.

(h) “Fundamental Transaction” means (a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company and its wholly owned subsidiaries, has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of shares representing more than 50% of the then-total outstanding combined voting power of the Company, (b) the sale, lease, exclusive license, or other disposition, in a single transaction or a series of related transactions, of all or substantially all of the assets of the Company, or (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

(i) “Holiday” means a day other than a Trading Day or another day on which trading does not take place on the Principal Market.

(j) “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is, or after completion of the transaction will be, subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and is then current in its filing of all required reports and other information under the Securities Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by the Holder in connection with the applicable Fundamental Transaction, were the Holder to exercise this Warrant on or prior to the closing thereof, is then traded in a trading market, and (iii) following the closing of the applicable Fundamental Transaction, the Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by the Holder in such Fundamental Transaction were the Holder to exercise this Warrant in full on or prior to the closing of such Fundamental Transaction, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations and (y) does not extend beyond six (6) months from the closing of such Fundamental Transaction.

(k) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(l) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(m) “Principal Market” means The NASDAQ Capital Market or, if not then listed on The NASDAQ Capital Market, the principal other national securities exchange on which the Common Stock is then listed.

(n) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Original Issuance Date set out above.

GREAT ELM GROUP, INC.

By: ____________________

Name:

Title:

[Signature Page to Warrant]

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

GREAT ELM GROUP, INC.

The undersigned Holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Great Elm Group, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. Payment of the Exercise Price shall be made in cash or wire transfer of immediately available funds with respect to ____________Warrant Shares.

2. Payment of Exercise Price. The Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the Holder __________ Warrant Shares in accordance with the terms of the Warrant and, after delivery of such Warrant Shares, _____________ Warrant Shares remain subject to the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:

Name:

Title:

A-1

EXHIBIT B

ASSIGNMENT FORM

GREAT ELM GROUP, INC.

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated: _______________ __, ______
Holder’s Signature:
Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

C-1